UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01     Entry into a Material Definitive Agreement

On January 9, 2018, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC, acting as sole book-running manager (the “Underwriter”), for a public offering (the “Offering”) of a combination of 2,150,000 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company, and 1,935,000 warrants to purchase 1,935,000 shares of Common Stock (the “Warrants”). Each share of Common Stock is sold in combination with a Warrant to purchase 0.90 shares of Common Stock. The Warrants have a five-year term and an exercise price of $1.10 per share. The Offering price is $1.00 per share of Common Stock and related Warrant and the Underwriter has agreed to purchase the shares of Common Stock and related Warrants from the Company at a 7.0% discount to the Offering price. In addition, the Company has granted to the Underwriter a 45-day option to purchase up to an additional 322,500 shares of Common Stock and/or 290,250 Warrants to purchase 290,250 shares of Common Stock at the same price to cover over-allotments, if any. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The gross proceeds to the Company from the Offering are approximately $2,150,000 before underwriting discounts and commissions and other estimated offering expenses.

The Offering was made pursuant to an effective shelf registration statement on Form S-3 (SEC File No. 333-221295) that was declared effective by the Securities and Exchange Commission on December 1, 2017 and a prospectus supplement, dated January 9, 2018, together with the accompanying base prospectus.

The foregoing description of the Offering and the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.   Other Events.

On January 9, 2018, the Company issued a press release announcing that it had priced the Offering. The press release is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 9, 2018, between the Company and the Underwriter named therein

4.1	Form of Warrant

5.1	Opinion of Mazzeo Song P.C.

23.1	Consent of Mazzeo Song P.C. (included in Exhibit 5.1)

99.1	Press release dated January 9, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE MMA, INC.

	By:	/s/ Paul K. Danner, III
Paul K. Danner, III
Chief Executive Officer

Dated: January 9, 2018